Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

CrossingBridge Low Duration High Yield Fund,
CrossingBridge Ultra-Short Duration Fund,
CrossingBridge Responsible Credit Fund and
RiverPark Strategic Income Fund (together, the “Funds”)
Each, a series of Trust for Professional Managers (the “Trust”)

Supplement dated February 8, 2024 to the
Statement of Additional Information (“SAI”)
dated January 28, 2024

This supplement makes the following revisions to the SAI:

The fifth paragraph in the section titled “Portfolio Holdings Information” beginning on page 63 is replaced as follows:

“Currently, on or about the 15th calendar day of the month following a calendar quarter, the Funds provide their quarterly portfolio holdings to rating and ranking organizations, which may include Lipper, a Thomson Reuters Company, Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation, Capital-Bridge, Inc and FactSet Research Systems Inc. The Funds’ top holdings as of the most recently completed calendar quarter will be included in the Funds’ monthly Fact Sheets which are available on the Funds’ website at www.crossingbridgefunds.com. Portfolio holdings disclosure may be approved under the Disclosure Policies by the Trust’s CCO. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Part F of Form N-PORT. These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov and on the Funds’ website, www.crossingbridgefunds.com.”

Please retain this supplement with your SAI